UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) October 16, 2012

iMedicor, Inc.
(Exact Name of Registrant as Specified in Charter)

Nevada
(State or Other Jurisdiction of Incorporation)

000-52765	95-4696799
(Commission File Number)	(I.R.S. Employer Identification No.)

523 Avalon Gardens Drive, Nanuet, NY	10954
(Address of Principal Executive Offices)	(Zip Code)

845-371-7380
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02: Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

(a)
(1) On February 13, 2013, the registrant’s Chief Executive Officer (“CEO”) and Interim Chief Financial Officer (“CFO”), as officers authorized by the registrant’s Board of Directors to take such action, concluded that the registrant’s previously issued financial statements as of and for the fiscal years ended June 30, 2011 and 2010 and as presented in Forms 10-Q for the quarterly periods ended March 31, 2012, December 31, 2011, September 30, 2011, March 31, 2011, December 31, 2010, September 30, 2010 and March 31, 2010 should no longer be relied upon because of errors in such financial statements as addressed in applicable standards of the Financial Accounting Standards Board (the “FASB”).

(2) As discussed in Item (b) below, the registrant’s CEO and CFO had previously been informed on October 16, 2012 by their independent accountant that the financial statements for fiscal 2011 and 2010 and applicable quarterly financial statements may not have correctly reported the effects of derivative accounting required for certain of the registrant’s convertible debt and convertible preferred stock instruments.  Upon the CEO and CFO being so informed, the registrant engaged a derivatives valuation firm to assist the registrant in determining the appropriate accounting for such instruments.  The final valuation report of such firm was delivered on February 13, 2013.  Such report set forth the adjustments required to be made to all applicable financial statements to account for the derivative instruments in accordance with applicable accounting standards as promulgated by the FASB.  The adjustments were material to the financial statements for the fiscal years and periods referred to in (a) (1).  Accordingly the registrant’s CEO and CFO determined to restate the 2011 financial statements; certain equity account balances as of June 30, 2010; and the unaudited quarterly financial information presented in their six most recently filed Forms 10-Q and to present such restated financial statements and unaudited quarterly financial information in their Annual Report on Form 10-K for the year ended June 30, 2012.

(3) The registrant’s CEO and CFO discussed the matters disclosed in this Item 4.02(a) with the registrant’s independent accountant.
(b)
(1) (2) (3) On October 16, 2012, the registrant’s independent accountant advised the registrant that not applying derivative accounting standards to certain of the registrant’s convertible debt and convertible preferred stock instruments may not have been correct.  The registrant’s independent accountant further advised the registrant that if adjustments required to correctly present the effects of derivative accounting related to such instruments were material to the applicable annual financial statements and unaudited quarterly financial information, the registrant should take action, including appropriate disclosure, to prevent future reliance on the independent accountant’s previously issued audit report related to the previously issued 2011 and 2010 annual financial statements and on previously issued unaudited quarterly financial information.

(4) The registrant’s CEO and CFO discussed the matters disclosed in this Item 4.02(b) with the registrant’s independent accountant.

(c)
(1) The registrant has provided the independent accountant with a copy of the disclosures it is making in response to this Item 4.02 and has provided such disclosures to the independent accountant on or before this Form 8-K was filed with the Commission.

(2)  The registrant has requested the independent accountant to furnish to the registrant as promptly as possible a letter addressed to the Commission stating whether the independent accountant agrees with the statements made by the registrant in response to this
Item 4.02 and, if not, stating the respects in which it does not agree.

(3) The independent accountant has provided the registrant with such a letter and the letter is filed herewith as Exhibit 7.5 to this Form 8-K.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

7.5	Correspondence from an independent accountant regarding non-reliance on a previously issued audit report or completed interim review

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMEDICOR, INC. (Registrant)

Dated: March 21, 2013	By:	/s/ Fred Zolla
Fred Zolla
President and Chief Executive Officer